Energy Efficiency Reimagined NASDAQ: TGEN 1st Quarter 2018 Earnings Review May 15, 2018

Participants Benjamin Chief Executive Officer Locke Robert President & Chief Operating Panora Officer Bonnie Brown Chief Accounting Officer 2

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

Earnings Call Agenda Benjamin Locke Introduction Why Tecogen First Quarter Review Recent Achievements Market and Regulatory Developments Robert Panora Emissions Update Bonnie Brown Financial Review Benjamin Locke Opportunities and Outlook Q&A 4

Advanced Modular Cogeneration Systems Heat, Power, and/or Cooling that is Cheaper Industry leading efficiency Cleaner Lower emissions thanks to efficiency and emissions technology More reliable Real time monitoring enables prompt service All of Tecogen’s equipment is powered by internal combustion engines that use clean, abundant natural gas and is equipped with Tecogen’s patented Ultera emissions system 5

Sustained Positive Financial Results Adjusted EBITDA* 1Q ‘18 Revenues of $10.2 million Quarterly with T4Q Average (dotted line) - $Thousands Record T4Q revenue of $36.5 million $1,000 $500 Sustained step change to profitability Thousands originally achieved in 3Q’16 Six of the past seven quarters of positive net $0 income -$500 Adjusted EBITDA* of $304K for 1Q’18 vs. $191K for 1Q’17, 59% increase -$1,000 ADG Energy production revenue contributed -$1,500 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 $637K to Gross Profit Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Adjusted Qtrly EBITDA Average T4Q EBITDA *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense, and one-time merger related expenses. Sustained step change to profitability 6

1Q’18 Positive Net Income YoY $ in thousands 1Q’18 1Q’17 Comments Chg Revenue Products $ 3,674 $ 2,807 30.9% Chiller sales drive increased product revenue Service 4,719 4,039 16.8% Gaining traction with turnkey installation Energy Production 1,783 0 N/A First Q1 with ADG's energy producing sites Total Revenue 10,175 6,847 48.6% Gross Profit 3,838 2,915 31.7% Operating Earnings 71 78 -8.7% Adjusted EBITDA 304 191 59.2% Net Income $ 21 $ 45 Includes $20K unrealized loss from EUSP shares Gross Margin: % Products and Services 38.1% 42.6% Targeting sustained gross margin of 35-40% Energy Production 35.7% N/A In-line with long term expectations of ~35% Total Gross Margin 37.7% 42.6% Strong Q1 revenue for Positive net income Consistently strong each category for the quarter gross margin 7

Product and Installation Backlog 1Q Historic Backlog Backlog Breakdown by Customer $16,000 $14,000 Health Care $12,000 19% $10,000 Thousands Education Multi-Unit 3% $8,000 Residential 50% $6,000 Industrial & Manufacturing $4,000 11% $2,000 Other $0 13% Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Hospitality & Backlog at qtr end Backlog related revenue Recreation 4% Quarter-end backlog of $14.6 million on 3/31/18 versus $13.6 million on 3/31/17. Backlog as of May 14, 2018 at $16.6 million 8

Emissions Update Topics Topics of Discussion Fork trucks Automotive Miscellaneous EU Patent Allowance Public Research Application 9

Fork Truck Project Update PERC research grant for application of Ultera for propane fork truck retrofits Integrated under counterweight with existing exhaust components Stock Exhaust Modified Exhaust System System Exceptional test results Near Zero NOx levels achievable with simple engine control tuning (reprogramming) Visit to Tecogen by manufacturer scheduled for May 23 10

Fork Truck Test Results Recent testing confirmed by Engine retuning shows path to independent third party “Near-Zero” certification Dynamic Test Results (Heavy Lift Tests) 11

Automotive/Miscellaneous Automotive Ongoing work at research institute on catalyst optimization EU Patent for Ultera Notice of Allowance received from EU patent office Important potential markets for Ultera technology Research grant application completed California state agency Supplement Ultera automotive research 12

1Q ‘18 Financial Metrics: Revenues, Margins, Growth Quarter Ended March 31, YoY % of $ in thousands 2018 2017 Four diverse revenue streams Growth Total Rev Revenue Product sales growth of 31%, lead by Cogeneration $ 1,764 $ 2,297 -23.2% 17.3% Chiller 1,909 511 273.8% 18.8% chiller sales Total Product Revenue 3,674 2,807 30.9% 36.1% Service Contracts and Parts 2,314 2,362 -2.0% 22.7% Long term service contracts provide Installation Services 2,406 1,678 43.4% 23.6% Total Service Revenue 4,719 4,039 16.8% 46.4% steadily improving cash flow Enery Production 1,783 0 N/A 17.5% Total Revenue $ 10,175 $ 6,847 48.6% 100.0% Turnkey installation included in Cost of Sales Products $ 2,409 $ 1,757 37.1% service operations facilitates both Services 2,783 2,175 27.9% Energy Production 1,146 0 N/A product and service revenue Total Cost of Sales $ 6,338 $ 3,932 61.2% Energy production from ADGE sites Gross Profit $ 3,838 $ 2,915 31.7% 37.7% Net income attributable to provides stable and reliable cash flow Tecogen Inc. $ 21 $ 45 Gross Margin Overall gross margin of 38% Products 34.4% 37.4% Services 41.0% 46.1% Total revenue growth YoY of 49% Aggregate Products and Services 38.1% 42.6% Energy Production 35.7% N/A Overall 37.7% 42.6% 13

Consistent Financial Progress Weekly Backlog Data: Product and Installation ADJUSTED EBITDA* 1Q ‘18 Compared to 1Q ‘17 $ thousand Services $20,000.0 Q1 2018 Q1 2017 $18,000.0 Non-GAAP financial disclosure Net Income attributable to Tecogen Inc. $ 20,759 $ 44,787 $16,000.0 Interest expense, net 14,085 32,915 $14,000.0 Depreciation & amortization, net 199,181 64,281 EBITDA 234,025 141,983 $12,000.0 Stock based compensation 40,416 48,842 $10,000.0 Unrealized loss on shares of EUSP 19,681 - Merger related expenses 9,610 - $8,000.0 Adjusted EBITDA $ 303,732 $ 190,825 Jul-15 Jul-16 Jul-17 Jan-15 Jan-16 Jan-17 Jan-18 Sep-15 Sep-16 Sep-17 Nov-14 Nov-15 Nov-16 Nov-17 Mar-15 Mar-16 Mar-17 Mar-18 May-15 May-16 May-17 Steady growth in the backlog *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, translates directly to revenue and stock based compensation expense and merger related expenses. bottom-line growth 14

Consistent Financial Progress Trailing 4 Quarters (%) Revenue: Trailing 4 Quarters 50% 18,000 16,000 46% 14,000 $ Thousands $ 12,000 42% 10,000 G&A and Selling Costs as % of Revenue 8,000 38% Gross Margin 6,000 4,000 34% 2,000 - 30% 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Product Services Energy Production Q2 2014 Energy production revenue Declining operating costs as a percent acquired in May, 2017 of revenue demonstrates scalability with revenue growth 15

2018 Outlook Continue to reinvest cash flow in the core business to drive revenue and gross profit growth Move forward with development of Ultera technology, focusing initially on fork trucks Open to opportunistic acquisitions Take proactive advantage of evolving utility environment Energy Efficiency Reimagined 16

Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com John Hatsopoulos 781.622.1120 John.Hatsopoulos@Tecogen.com 17